SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) October 1, 1999


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




   Delaware                        0-16014                     23-2417713
(State or other           (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

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Item 5.  Other Events.

Adelphia Communications Corporation announced in a press release dated October 1, 1999 that it had closed the acquisition of Century Communications Corp. by merger.

Information regarding the Century acquisition has been the subject of several other prior Adelphia press releases and filings by Adelphia with the Securities and Exchange Commission.

The press release of October 1, 1999 is filed under Item 7 of this Form 8-K and is incorporated by reference herein.




Item 7.  Financial Statements and Exhibits

Exhibit No.       Description


99.01             Press Release dated October 1, 1999 (Filed Herewith).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1,  1999              ADELPHIA COMMUNICATIONS CORPORATION
                                                   (Registrant)

                                      By:   /s/ Timothy J. Rigas
                                            Timothy J. Rigas
                                            Executive Vice President, Treasurer
                                            and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description


99.01             Press Release dated October 1, 1999 (Filed Herewith).


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